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                                              FORM T-1

                                 SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549

                                      STATEMENT OF ELIGIBILITY
                             UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                              CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                CHECK IF AN APPLICATION TO DETERMINE
                                ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                  SECTION 305(b)(2)           |__|
                                     ___________________________

                              THE BANK OF NEW YORK TRUST COMPANY, N.A.

                         (Exact name of trustee as specified in its charter)

                                                              95-3571558
(State of incorporation                                       (I.R.S. employer
if not a U.S. national bank)                                  identification no.)

700 South Flower Street
Suite 500
Los Angeles, California                                       90017
(Address of principal executive offices)                      (Zip code)
                                     ___________________________

                                 Southern California Edison Company

                         (Exact name of obligor as specified in its charter)

California                                                    95-1240335
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                                identification no.)

2244 Walnut Grove Avenue                                      91770
Rosemead, California                                          (Zip code)
(Address of principal executive offices)
                                     ___________________________

                                        First Mortgage Bonds
                                 (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.      General information.  Furnish the following information as to the trustee:

        (a)    Name and address of each examining or supervising authority to which it is subject.

----------------------------------------------------- ------------------------------------

                   Name                                             Address
----------------------------------------------------- ------------------------------------
       Comptroller of the Currency
       United States Department of the Treasury
                                                      Washington, D.C. 20219
       Federal Reserve Bank                           San Francisco, California 94105

       Federal Deposit Insurance Corporation          Washington, D.C. 20429

         (b)   Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        Exhibits  identified in parentheses  below,  on file with the  Commission,  are  incorporated herein by reference as an exhibit  hereto,  pursuant to Rule 7a-29 under the Trust  Indenture
        Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

        1.     A copy of the  articles of  association  of The Bank of New York Trust  Company,  N.A.
               (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

        2.     A copy of certificate of authority of the trustee to commence business.  (Exhibit 2 to
               Form T-1 filed with Registration Statement No. 333-121948).

        3.     A copy of the  authorization  of the  trustee  to  exercise  corporate  trust  powers.
               (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

        4.     A copy of the  existing  by-laws  of the  trustee.  (Exhibit  4 to Form T-1 filed with
               Registration Statement No. 333-121948).

        6.     The consent of the trustee  required by Section 321(b) of the Act.  (Exhibit 6 to Form
               T-1 filed with Registration Statement No. 333-121948).

        7.     A copy of the latest report of condition of the Trustee  published  pursuant to law or to the requirements of its supervising or examining authority.

                                              SIGNATURE

        Pursuant to the  requirements  of the Act, the trustee,  The Bank of New York Trust  Company,
N.A., a banking  association  organized and existing  under the laws of the United States of America, has duly  caused  this  statement  of  eligibility  to be  signed on its  behalf by the  undersigned, thereunto duly authorized,  all in The City of Los Angeles, and State of California,  on the 28th day
of November, 2006.

                                            THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                            By:    /S/ Melonee Young
                                            Name:      Melonee Young
                                                       Title: Vice President

                                                                                           EXHIBIT 7

                                 Consolidated Report of Condition of
                              THE BANK OF NEW YORK TRUST COMPANY, N.A.
                    of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

        At the close of business September 30, 2006,  published in accordance with Federal regulatory authority instructions.

                                                                                         Dollar Amounts
                                                                                         in Thousands
ASSETS

Cash and balances due from
        depository institutions:
        Noninterest-bearing balances
          and currency and coin........................................................  3,188
        Interest-bearing balances..........................................................  0
Securities:
        Held-to-maturity securities........................................................ 56
        Available-for-sale securities.................................................  64,467
Federal funds sold and securities
        purchased under agreements to resell:
        Federal funds sold ...........................................................  49,000
        Securities purchased under agreements to resell..............................  128,000
Loans and lease financing receivables:
        Loans and leases held for sale.....................................................  0
        Loans and leases,
          net of unearned income......................... 0
        LESS: Allowance for loan and
          lease losses................................... 0
        Loans and leases, net of unearned
          income and allowance ............................................................  0
Trading assets.............................................................................  0
Premises and fixed assets (including
        capitalized leases)............................................................  3,808
Other real estate owned...................................................................   0
Investments in unconsolidated
        subsidiaries and associated
        companies..........................................................................  0
Not applicable
Intangible assets:
      Goodwill   ......................................................................267,486
      Other Intangible Assets ..........................................................15,230
Other assets..........................................................................  40,470
Total assets......................................................................... $571,705

Page 1 of Exhibit 7

LIABILITIES

Deposits:
        In domestic offices............................................................  2,039
        Noninterest-bearing...........................2,039
        Interest-bearing..............................0
Not applicable
Federal funds purchased and securities
        sold under agreements to repurchase:
        Federal funds purchased............................................................  0
        Securities sold under agreements to repurchase.....................................  0
Trading liabilities........................................................................  0
Other borrowed money:
        (includes mortgage indebtedness
        and obligations under capitalized
        leases).......................................................................  58,000
Not applicable
Not applicable
Subordinated notes and debentures..........................................................  0
Other liabilities.....................................................................  85,004
Total liabilities....................................................................  145,043
Minority interest in consolidated subsidiaries.............................................  0

EQUITY CAPITAL

Perpetual preferred stock and related surplus................................................0
Common stock...........................................................................  1,000
Surplus (exclude all surplus related to preferred stock).............................  321,520
Retained earnings....................................................................  104,139
Accumulated other comprehensive
        income.............................................................................  3
Other equity capital components............................................................  0
Total equity capital................................................................   426,662
Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28) 571,705

        I, William J.  Winkelmann,  Vice President of the above-named bank do hereby declare that the
Reports of Condition and Income  (including the supporting  schedules) for this report date have been prepared  in  conformance  with  the  instructions  issued  by  the  appropriate  Federal  regulatory authority and are true to the best of my knowledge and belief.

        William J. Winkelmann)      Vice President

        We,  the  undersigned  directors  (trustees),  attest  to the  correctness  of the  Report of
Condition  (including  the  supporting  schedules)  for this report date and declare that it has been examined by us and to the best of our  knowledge  and belief has been  prepared in  conformance  with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

        Michael K. Klugman, President       )
        Michael F. McFadden, MD             )      Directors (Trustees)
        Frank P. Sulzberger, Vice President )

Page 2 of Exhibit 7